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     It has been brought to our attention that the N-30D for Hyperion 2005
Investment Grade Opportunity Term Trust, Inc. filed on August 30, 1996, was filed in error. The CIK number 0000890336, which applies to Hyperion 1997 Term Trust, Inc., was inadvertently used.

     We are requesting that you dismiss that filing. In turn, we have re-filed the document with the correct identification codes on December 11, 1996.

     We apologize for the error and thank you in advance for your assistance in rectifying the situation.